UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03595

Name of Fund:  BlackRock Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Healthcare Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 04/30/07

Date of reporting period: 05/01/06 - 04/30/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Healthcare Fund, Inc.


ANNUAL REPORT    APRIL 30, 2007



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Healthcare Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Healthcare Fund, Inc.


Portfolio Information as of April 30, 2007


                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Abbott Laboratories                                        6.5%
Baxter International, Inc.                                 5.2
Emdeon Corp.                                               4.8
Intuitive Surgical, Inc.                                   4.0
Medco Health Solutions, Inc.                               3.9
Celgene Corp.                                              3.7
SonoSite, Inc.                                             3.6
Hologic, Inc.                                              3.3
Cerner Corp.                                               3.2
Progenics Pharmaceuticals, Inc.                            3.1



                                                       Percent of
                                                         Total
Geographic Allocation                                 Investments

United States                                             58.4%
Switzerland                                                2.5
France                                                     2.4
India                                                      2.0
Denmark                                                    1.6
United Kingdom                                             1.5
Germany                                                    1.5
Japan                                                      1.0
Cayman Islands                                             0.3
Other*                                                    28.8

 * Includes portfolio holdings in short-term investments.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



A Letter to Shareholders


Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:


Total Returns as of April 30, 2007                                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            + 8.60%        +15.24%
Small cap U.S. equities (Russell 2000 Index)                                           + 6.86         + 7.83
International equities (MSCI Europe, Australasia, Far East Index)                      +15.46         +19.81
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 2.64         + 7.36
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 1.59         + 5.78
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.96         +11.72


If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the un-certainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Discussion With Your Fund's Portfolio Manager


We continued our long-term strategy of stressing more growth-oriented health care subsectors as well as more defensive holdings in order to balance upside potential and downside risk in the portfolio.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2007, BlackRock Healthcare Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R
Shares had total returns of +10.62%, +10.43%, +9.41%, +9.47% and +9.98%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund performance lagged the broader stock market as represented by the Standard & Poor's (S&P) 500 Index, which posted a total return of +15.24% for the 12-month period. The Russell 3000 Healthcare Index returned +16.03% for the same period.

As the Fund's fiscal year began in May 2006, the broad equity market was at an all-time high and still on the upswing based on expectations that the Federal Reserve Board (the Fed) would suspend its two-year string of interest rate hikes. Interest-rate-sensitive stocks led the rally while the more defensive health care sector (in that it is less sensitive to interest rate movements) ranked at the bottom of all U.S. industries in terms of performance at this time. Shortly thereafter, the market pulled back as super-heated commodity prices, especially metals prices, sparked inflationary concerns. The markets again began to anticipate a rise in interest rates.

As 2006 progressed, inflationary fears settled back and the anticipated interest rate hikes did not materialize. Investor concern shifted from inflation to slowing economic growth and the possibility that it could eventually lead the United States into recession. Investor speculation of a Fed interest rate cut arose and continued amid the slow-growth, mildly inflationary economy that developed. In this environment, the equity market, as measured by the Dow Jones Industrial Average, rose steadily (albeit with a pullback in March 2007) to a series of new all-time highs. The health care sector moved from the bottom of the industry performance rankings in calendar year 2006 to a leading position in early 2007. Investors recognized the reasonable valuations, sturdy dividends (especially from pharmaceutical companies), modest exposure to the anticipated weaker economy and currency benefits from a weak U.S. dollar, as well as robust earnings stemming from the new Medicare prescription drug program. Political concerns about the apparent strength of congressional Democrats, who have declared pharmaceutical price cuts to be a top priority in their agenda, were deferred. It was generally judged that damaging legislation, although still a very real prospect, was unlikely until 2009 at the earliest (after the 2008 election), with implementation possible by sometime in 2010 or 2011.

The Fund's performance generally mirrored that of the health care sector, with strength emerging in the fourth quarter of 2006 and continuing through period-end. The major reason for the Fund's underperformance in the earlier part of the fiscal year was its subsector allocation within the health care universe. We adapted a somewhat more concentrated - but still diversified - portfolio position in late 2006, and relative performance for the remainder of the fiscal period improved. Our focus on the pharmaceutical industry for its defensive characteristics and biotechnology for its upside potential proved to be highly effective, and the Fund matched the market performance of both subsectors during the last eight months of the fiscal year. Another positive influence on Fund performance in the first four months of 2007 was our reduced weighting in the managed care (HMO) subsector that resulted from the portfolio changes in late 2006. As a consequence, the Fund outperformed the Russell 3000 Healthcare Index and the S&P 500 Index in the first four months of calendar year 2007.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



What changes were made to the portfolio during the period?

During the 12-month period, the Fund's subsector weightings were only slightly changed, but substantial changes to stock weightings took place due to market price action. Abbott Laboratories, for example, rose by 37% to become the Fund's largest position. This diversified pharmaceutical company appears poised to become a leader in the drug-coated stent market, which should supplement its well-accepted arthritis drug, Humira. We reduced our position in Sanofi-Aventis as delays in U.S. approval of Acomplia, the company's obesity-treatment drug, dampened our enthusiasm. In our pharmaceutical holdings, we eliminated Wyeth and reduced our position in Novartis AG as we diversified the portfolio. Important additions to the portfolio included Bayer AG, a leading German drug and chemical company; Baxter International, Inc., a diversified healthcare company; and Intuitive Surgical, Inc., the pioneer and leading robotic surgery company.

In general, we continued our long-term strategy of stressing more growth-oriented subsectors as well as more defensive holdings in order to balance upside potential and downside risk. We have focused on biotechnology for its upside potential based on new drug discoveries, and on pharmaceuticals for their defensive strength due to reasonable valuations and substantial dividend yields. Throughout the fiscal year, the number of holdings in the portfolio decreased from 78 to 71 as we worked to increase the portfolio's liquidity by shifting to large-capitalization positions.


How would you characterize the Fund's position at the close of the period?

On April 30, 2007, the Fund was more heavily weighted in large- and mid-cap holdings, reflecting our deliberate effort to increase liquidity, given our belief that the broader stock market advance had matured. U.S. holdings accounted for 79.5% of the Fund's net assets at period-end, higher than a year ago, as the earnings of larger domestic multinational companies were buoyed by stronger non-U.S. currencies. The Fund's emphasis at fiscal year-end continued to be on pharmaceuticals, medical devices and biotechnology companies. Overall, we believe the Fund to be appropriately positioned in the climate of economic slowdown and/or heightened inflation threat that existed at period-end.


Jordan C. Schreiber
Vice President and Portfolio Manager


May 11, 2007



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                               6-Month            12-Month           10-Year
As of April 30, 2007                                         Total Return       Total Return       Total Return
Institutional Shares*                                           +12.22%            +10.62%           +233.28%
Investor A Shares*                                              +12.28             +10.43            +225.69
Investor B Shares*                                              +11.59             + 9.41            +206.00
Investor C Shares*                                              +11.62             + 9.47            +200.27
Class R Shares*                                                 +12.04             + 9.98            +218.94
S&P 500 (R) Index**                                             + 8.60             +15.24            +116.81

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
    U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of
    NYSE issues.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++, Class R Shares*++ compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,406.00
April 1999                              $16,136.00
April 2000                              $20,663.00
April 2001                              $23,675.00
April 2002                              $24,363.00
April 2003                              $20,449.00
April 2004                              $25,131.00
April 2005                              $25,381.00
April 2006                              $30,127.00
April 2007                              $33,328.00


Investor A Shares*++

Date                                      Value

April 1997                              $ 9,475.00
April 1998                              $13,639.00
April 1999                              $15,233.00
April 2000                              $19,457.00
April 2001                              $22,222.00
April 2002                              $22,839.00
April 2003                              $19,100.00
April 2004                              $23,389.00
April 2005                              $23,561.00
April 2006                              $27,945.00
April 2007                              $30,859.00


Investor B Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,260.00
April 1999                              $15,799.00
April 2000                              $20,063.00
April 2001                              $22,728.00
April 2002                              $23,148.00
April 2003                              $19,235.00
April 2004                              $23,384.00
April 2005                              $23,363.00
April 2006                              $27,710.00
April 2007                              $30,600.00


Investor C Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,266.00
April 1999                              $15,810.00
April 2000                              $20,031.00
April 2001                              $22,711.00
April 2002                              $23,130.00
April 2003                              $19,173.00
April 2004                              $23,366.00
April 2005                              $23,345.00
April 2006                              $27,430.00
April 2007                              $30,027.00


Class R Shares*++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,335.00
April 1999                              $15,977.00
April 2000                              $20,357.00
April 2001                              $23,210.00
April 2002                              $23,766.00
April 2003                              $19,874.00
April 2004                              $24,393.00
April 2005                              $24,525.00
April 2006                              $29,000.00
April 2007                              $31,894.00


Standard & Poor's 500 Index++++

Date                                      Value

April 1997                              $10,000.00
April 1998                              $14,107.00
April 1999                              $17,185.00
April 2000                              $18,926.00
April 2001                              $16,471.00
April 2002                              $14,391.00
April 2003                              $12,476.00
April 2004                              $15,330.00
April 2005                              $16,302.00
April 2006                              $18,815.00
April 2007                              $21,681.00


   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 4/30/07                                      +10.62%
Five Years Ended 4/30/07                                    + 6.47
Ten Years Ended 4/30/07                                     +12.79



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 4/30/07                    +10.43%           + 4.63%
Five Years Ended 4/30/07                  + 6.20            + 5.07
Ten Years Ended 4/30/07                   +12.53            +11.93



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 4/30/07                    + 9.41%           + 5.36%
Five Years Ended 4/30/07                  + 5.37            + 5.08
Ten Years Ended 4/30/07                   +11.83            +11.83



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 4/30/07                    + 9.47%           + 8.57%
Five Years Ended 4/30/07                  + 5.36            + 5.36
Ten Years Ended 4/30/07                   +11.62            +11.62



                                                            Return
Class R Shares

One Year Ended 4/30/07                                      + 9.98%
Five Years Ended 4/30/07                                    + 6.06
Ten Years Ended 4/30/07                                     +12.30


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2006 and held through April 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     November 1, 2006
                                                             November 1,         April 30,         to April 30,
                                                                 2006               2007               2007
Actual

Institutional                                                   $1,000           $1,122.20            $ 7.05
Investor A                                                      $1,000           $1,122.80            $ 8.32
Investor B                                                      $1,000           $1,115.90            $12.43
Investor C                                                      $1,000           $1,116.20            $12.44
Class R                                                         $1,000           $1,120.40            $10.20

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,018.16            $ 6.71
Investor A                                                      $1,000           $1,016.96            $ 7.90
Investor B                                                      $1,000           $1,013.05            $11.83
Investor C                                                      $1,000           $1,013.05            $11.83
Class R                                                         $1,000           $1,021.18            $ 9.69

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (1.34% for Institutional, 1.58% for Investor A, 2.37% for Investor B, 2.37% for Investor C and
    1.94% for Class R), multiplied by the average account value over the period, multiplied by
    181/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Schedule of Investments as of April 30, 2007                  (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

Europe

Denmark--2.2%


       Biotechnology--0.1%

       Genmab A/S (a)                                   6,100    $      426,138

       Health Care Equipment
       & Supplies--2.1%

       William Demant Holding (a)                     100,000         9,639,847

       Total Common Stocks in Denmark                                10,065,985


France--3.3%

       Pharmaceuticals--3.3%

       Flamel Technologies SA (a)(b)(f)               200,000         5,782,000
       Sanofi-Aventis                                 100,000         9,153,683

       Total Common Stocks in France                                 14,935,683


Germany--2.0%

       Biotechnology--0.5%

       GPC Biotech AG (a)                              80,000         2,351,779

       Chemicals--1.5%

       Bayer AG                                       100,000         6,879,188

       Total Common Stocks in Germany                                 9,230,967


Switzerland--3.4%

       Biotechnology--0.4%

       Speedel Holding AG (a)                          12,700         1,845,456

       Pharmaceuticals--3.0%

       Novartis AG Registered Shares                  100,000         5,809,572
       Roche Holding AG                                40,000         7,532,285
                                                                 --------------
                                                                     13,341,857

       Total Common Stocks in
       Switzerland                                                   15,187,313


United Kingdom--2.1%

       Pharmaceuticals--2.1%

       Shire Pharmaceuticals Plc (b)                   12,000           838,680
       Shire Plc                                      370,000         8,576,450
                                                                 --------------
                                                                      9,415,130

       Total Common Stocks in the
       United Kingdom                                                 9,415,130

       Total Common Stocks in
       Europe--13.0%                                                 58,835,078


North America

Cayman Islands--0.4%

       Pharmaceuticals--0.4%

       Simcere Pharmacautical (a)(b)                  109,000         1,809,400

       Total Common Stocks in the
       Cayman Islands                                                 1,809,400


United States--79.5%

       Biotechnology--16.9%

       Arena Pharmaceuticals, Inc. (a)                 50,000           651,500
       Arqule, Inc. (a)                                50,000           439,000
       Celgene Corp. (a)(f)                           274,000        16,757,840
       Cephalon, Inc. (a)(f)                          122,403         9,744,503
       CytRx Corp. (a)(f)                             300,000         1,239,000



                                                       Shares
       Industry       Common Stocks                      Held          Value

North America (continued)

United States (continued)

       Biotechnology (concluded)

       Cytori Therapeutics, Inc. (a)                  200,000    $    1,130,000
       Genentech, Inc. (a)                             79,000         6,319,210
       Genzyme Corp. (a)                               42,000         2,743,020
       Gilead Sciences, Inc. (a)(f)                   145,000        11,849,400
       La Jolla Pharmaceutical Co. (a)                 36,400           230,412
       Lexicon Genetics, Inc. (a)                      80,000           280,800
       Medarex, Inc. (a)(f)                           290,000         3,970,100
       Nabi Biopharmaceuticals (a)                    200,000         1,040,000
       Progenics Pharmaceuticals, Inc. (a)            570,533        13,806,899
       Vertex Pharmaceuticals, Inc. (a)(f)            187,900         5,776,046
       Vical, Inc. (a)                                120,000           588,000
                                                                 --------------
                                                                     76,565,730

       Food & Staples Retailing--0.8%

       CVS Corp./Caremark Corp.                       100,000         3,624,000

       Health Care Equipment
       & Supplies--26.4%

       Accuray, Inc. (a)                              142,500         3,363,000
       Baxter International, Inc.                     413,000        23,388,190
       Boston Scientific Corp. (a)                     71,700         1,107,048
       Cytyc Corp. (a)(f)                             361,000        12,718,030
       DexCom, Inc. (a)(f)                             90,300           719,691
       ev3, Inc. (a)                                   60,000         1,071,000
       Gen-Probe, Inc. (a)                             42,000         2,146,620
       Hansen Medical, Inc. (a)(f)                    220,000         4,177,800
       Hologic, Inc. (a)(f)                           259,000        14,905,450
       Intuitive Surgical, Inc. (a)(f)                139,000        18,022,740
       Inverness Medical Innovations, Inc. (a)         24,000           961,200
       Medtronic, Inc.                                 20,000         1,058,600
       SonoSite, Inc. (a)(f)                          563,500        16,330,230
       St. Jude Medical, Inc. (a)                     180,900         7,740,711
       Stryker Corp.                                  100,000         6,494,000
       SurModics, Inc. (a)(f)                          14,000           568,820
       Thoratec Corp. (a)                             100,000         1,962,000
       Volcano Corp. (a)                               60,000         1,210,800
       Zimmer Holdings, Inc. (a)                       16,400         1,483,872
                                                                 --------------
                                                                    119,429,802

       Health Care Providers
       & Services--8.7%

       Aetna, Inc.                                      6,600           309,408
       AmerisourceBergen Corp.                         31,000         1,549,690
       Cardinal Health, Inc.                           74,300         5,197,285
       Express Scripts, Inc. (a)                       90,700         8,666,385
       Humana, Inc. (a)                                 7,000           442,680
       Medco Health Solutions, Inc. (a)               224,000        17,476,480
       UnitedHealth Group, Inc.                       103,900         5,512,934
                                                                 --------------
                                                                     39,154,862

       Health Care Technology--9.9%

       Cerner Corp. (a)(f)                            271,700        14,465,308
       Emdeon Corp. (a)(f)                          1,356,800        21,898,752
       WebMD Health Corp. Class A (a)(f)              157,000         8,164,000
                                                                 --------------
                                                                     44,528,060



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

North America (concluded)

United States (concluded)

       Life Sciences Tools & Services--7.1%

       Charles River Laboratories
          International, Inc. (a)                      22,000    $    1,041,920
       Covance, Inc. (a)                              157,500         9,528,750
       Exelixis, Inc. (a)(f)                          545,100         5,854,374
       Luminex Corp. (a)                               71,700           993,045
       Thermo Fisher Scientific, Inc. (a)(f)          239,900        12,489,194
       Ventana Medical Systems, Inc. (a)               43,000         2,089,370
                                                                 --------------
                                                                     31,996,653

       Pharmaceuticals--9.7%

       Abbott Laboratories (f)                        519,000        29,385,780
       Bristol-Myers Squibb Co.                       241,800         6,978,348
       Eli Lilly & Co.                                 80,000         4,730,400
       Pozen, Inc. (a)                                200,000         2,914,000
                                                                 --------------
                                                                     44,008,528

       Total Common Stocks in the United States                     359,307,635

       Total Common Stocks in North America--79.9%                  361,117,035


Pacific Basin/Asia

India--2.7%

       Pharmaceuticals--2.7%

       Sun Pharma Advanced Research Co. Ltd.          440,000           890,362
       Sun Pharmaceuticals Industries Ltd.            440,000        10,908,563
       Wockhardt Ltd.                                  59,598           615,328

       Total Common Stocks in India                                  12,414,253



                                                       Shares
       Industry       Common Stocks                      Held          Value

Pacific Basin/Asia (concluded)

Japan--1.3%

       Pharmaceuticals--1.3%

       Eisai Co., Ltd.                                120,000    $    5,699,345

       Total Common Stocks
       in Japan                                                       5,699,345

       Total Common Stocks in the
       Pacific Basin/Asia--4.0%                                      18,113,598

       Total Common Stocks
       (Cost--$340,589,295)--96.9%                                  438,065,711



                                                   Beneficial
       Short-Term Securities                         Interest

       BlackRock Liquidity Series, LLC
          Cash Sweep Series,
          5.26% (c)(d)                           $ 10,089,879        10,089,879
       BlackRock Liquidity Series, LLC
          Money Market Series,
          5.33% (c)(d)(e)                         167,472,400       167,472,400

       Total Short-Term Securities
       (Cost--$177,562,279)--39.3%                                  177,562,279

Total Investments (Cost--$518,151,574*)--136.2%                     615,627,990
Liabilities in Excess of Other Assets--(36.2%)                    (163,506,666)
                                                                 --------------
Net Assets--100.0%                                               $  452,121,324
                                                                 ==============


  * The cost and unrealized appreciation/depreciation of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     520,590,918
                                                  =================
    Gross unrealized appreciation                 $      98,692,508
    Gross unrealized depreciation                       (3,655,436)
                                                  -----------------
    Net unrealized appreciation                   $      95,037,072
                                                  =================

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                    $  (3,805,740)        $507,198
    BlackRock Liquidity Series, LLC
       Money Market Series                  $  103,178,750        $224,475


(d) Represents the current yield as of April 30, 2007.

(e) Security was purchased with the cash proceeds from securities loans.

(f) Security, or a portion of security, is on loan.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Statement of Assets and Liabilities

As of April 30, 2007
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $160,353,571) (identified cost--$340,589,295)                                                    $   438,065,711
       Investments in affiliated securities, at value (identified cost--$177,562,279)                                 177,562,279
       Cash                                                                                                               182,780
       Foreign cash (Cost--$35,996)                                                                                        36,570
       Receivables:
           Securities sold                                                                     $    13,587,785
           Capital shares sold                                                                         625,222
           Dividends                                                                                   551,502
           Securities lending                                                                           57,293         14,821,802
                                                                                               ---------------
       Prepaid expenses                                                                                                    21,579
                                                                                                                  ---------------
       Total assets                                                                                                   630,690,721
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      167,472,400
       Deferred foreign capital gains tax                                                                                  63,649
       Payables:
           Securities purchased                                                                      8,515,496
           Capital shares redeemed                                                                   1,710,691
           Investment adviser                                                                          371,288
           Distributor                                                                                 149,000
           Other affiliates                                                                             25,139         10,771,614
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             261,734
                                                                                                                  ---------------
       Total liabilities                                                                                              178,569,397
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   452,121,324
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                        $     2,085,809
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 2,508,093
       Investor B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                 1,532,384
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 1,568,797
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                      134,441
       Paid-in capital in excess of par                                                                               310,668,669
       Accumulated investment loss--net                                                        $      (19,870)
       Undistributed realized capital gains--net                                                    36,221,115
       Unrealized appreciation--net                                                                 97,421,886
                                                                                               ---------------
       Total accumulated earnings--net                                                                                133,623,131
                                                                                                                  ---------------
       Net Assets                                                                                                 $   452,121,324
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $147,755,320 and 20,858,092 shares outstanding                       $          7.08
                                                                                                                  ===============
       Investor A--Based on net assets of $160,651,694 and 25,080,934 shares outstanding                          $          6.41
                                                                                                                  ===============
       Investor B--Based on net assets of $68,034,360 and 15,323,841 shares outstanding                           $          4.44
                                                                                                                  ===============
       Investor C--Based on net assets of $69,535,217 and 15,687,972 shares outstanding                           $          4.43
                                                                                                                  ===============
       Class R--Based on net assets of $6,144,733 and 1,344,412 shares outstanding                                $          4.57
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Statement of Operations

For the Year Ended April 30, 2007
Investment Income

       Dividends (net of $152,746 foreign withholding tax)                                                        $     2,467,230
       Interest (including $507,198 from affiliates)                                                                      507,814
       Securities lending--net                                                                                            224,475
                                                                                                                  ---------------
       Total income                                                                                                     3,199,519
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     4,674,952
       Service and distribution fees--Investor B                                                       823,660
       Service and distribution fees--Investor C                                                       731,120
       Service fees--Investor A                                                                        401,568
       Transfer agent fees--Investor A                                                                 311,006
       Transfer agent fees--Institutional                                                              290,959
       Accounting services                                                                             182,494
       Transfer agent fees--Investor B                                                                 170,666
       Custodian fees                                                                                  156,483
       Transfer agent fees--Investor C                                                                 151,306
       Professional fees                                                                                77,371
       Registration fees                                                                                70,097
       Printing and shareholder reports                                                                 64,750
       Directors' fees and expenses                                                                     43,255
       Service and distribution fees--Class R                                                           26,008
       Transfer agent fees--Class R                                                                     13,243
       Pricing fees                                                                                      4,775
       Other                                                                                            34,382
                                                                                               ---------------
       Total expenses                                                                                                   8,228,095
                                                                                                                  ---------------
       Investment loss--net                                                                                           (5,028,576)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $13,015 foreign capital gain tax)                            48,385,249
           Foreign currency transactions--net                                                        (456,778)         47,928,471
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $16,914 foreign capital gain credit)                        (1,940,882)
           Foreign currency transactions--net                                                           48,730        (1,892,152)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         46,036,319
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    41,007,743
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Statements of Changes in Net Assets

                                                                                                 For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2007              2006
Operations

       Investment loss--net                                                                    $   (5,028,576)    $   (6,432,988)
       Realized gain--net                                                                           47,928,471         97,645,714
       Change in unrealized appreciation/depreciation--net                                         (1,892,152)        (5,800,436)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         41,007,743         85,412,290
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
           Institutional                                                                          (18,041,102)       (10,315,668)
           Investor A                                                                             (21,510,564)       (11,287,434)
           Investor B                                                                             (16,162,029)       (10,211,998)
           Investor C                                                                             (13,564,480)        (6,879,317)
           Class R                                                                                   (871,195)          (286,716)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (70,149,370)       (38,981,133)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions              (46,379,248)          3,436,185
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (75,520,875)         49,867,342
       Beginning of year                                                                           527,642,199        477,774,857
                                                                                               ---------------    ---------------
       End of year*                                                                            $   452,121,324    $   527,642,199
                                                                                               ===============    ===============
           * Undistributed (accumulated) investment income (loss)--net                         $      (19,870)    $         2,907
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Financial Highlights

The following per share
data and ratios have                          Institutional                                         Investor A
been derived from
information provided in                For the Year Ended April 30,                        For the Year Ended April 30,
the financial statements.      2007      2006      2005      2004       2003      2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value, beginning
of year                     $   7.29  $   6.55   $   6.87  $   5.59  $   6.66   $   6.69  $   6.04  $   6.38   $   5.21  $   6.23
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net**         (.04)     (.05)      (.06)     (.05)     (.04)      (.05)     (.07)     (.07)      (.06)     (.05)
Realized and unrealized
gain (loss)--net                 .67      1.27        .11      1.33    (1.03)        .61      1.19       .10       1.23     (.97)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                       .63      1.22        .05      1.28    (1.07)        .56      1.12       .03       1.17    (1.02)
                            -------------------------------------------------   -------------------------------------------------
Less distributions from
realized gain--net             (.84)     (.48)      (.37)        --        --      (.84)     (.47)     (.37)         --        --
                            -------------------------------------------------   -------------------------------------------------
Net asset value, end
of year                     $   7.08  $   7.29   $   6.55  $   6.87  $   5.59   $   6.41  $   6.69  $   6.04   $   6.38  $   5.21
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share               10.62%  18.70%++       .99%    22.90%  (16.07%)     10.43%  18.61%++      .74%     22.46%  (16.37%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                       1.33%     1.30%      1.33%     1.29%     1.33%      1.57%     1.55%     1.58%      1.55%     1.58%
                            =================================================   =================================================
Investment loss--net          (.64%)    (.75%)     (.88%)    (.75%)    (.79%)     (.89%)    (.99%)   (1.13%)    (1.00%)   (1.04%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $147,755  $159,116   $146,922  $275,570  $244,217   $160,652  $172,585  $142,774   $160,443  $119,375
                            =================================================   =================================================
Portfolio turnover           152.38%   120.32%    126.81%   141.46%   128.24%    152.38%   120.32%   126.81%    141.46%   128.24%
                            =================================================   =================================================

      * Total investment returns exclude the effects of any sales charges.

     ** Based on average shares outstanding.

     ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P.

        See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Financial Highlights (continued)

The following per share
data and ratios have                            Investor B                                          Investor C
been derived from
information provided in                For the Year Ended April 30,                        For the Year Ended April 30,
the financial statements.      2007      2006      2005      2004       2003      2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value, beginning
of year                     $   4.93  $   4.57   $   4.96  $   4.08  $   4.91   $   4.92  $   4.57  $   4.96   $   4.07  $   4.91
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net**         (.07)     (.09)      (.09)     (.08)     (.08)      (.07)     (.09)     (.09)      (.08)     (.08)
Realized and unrealized
gain (loss)--net                 .41       .89        .07       .96     (.75)        .41       .88       .07        .97     (.76)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                       .34       .80      (.02)       .88     (.83)        .34       .79     (.02)        .89     (.84)
                            -------------------------------------------------   -------------------------------------------------
Less distributions from
realized gain--net             (.83)     (.44)      (.37)        --        --      (.83)     (.44)     (.37)         --        --
                            -------------------------------------------------   -------------------------------------------------
Net asset value, end
of year                     $   4.44  $   4.93   $   4.57  $   4.96  $   4.08   $   4.43  $   4.92  $   4.57   $   4.96  $   4.07
                            =================================================   =================================================

Total Investment Return*

Based on net asset value
per share                      9.41%  17.64%++     (.09%)    21.57%  (16.90%)      9.47%  17.50%++    (.09%)     21.87%  (17.11%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                       2.36%     2.33%      2.36%     2.32%     2.36%      2.36%     2.33%     2.37%      2.33%     2.37%
                            =================================================   =================================================
Investment loss--net         (1.67%)   (1.79%)    (1.91%)   (1.78%)   (1.83%)    (1.67%)   (1.77%)   (1.92%)    (1.79%)   (1.84%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 68,034  $105,503   $117,482  $177,952  $194,543   $ 69,535  $ 85,553  $ 68,743   $ 85,753  $ 76,606
                            =================================================   =================================================
Portfolio turnover           152.38%   120.32%    126.81%   141.46%   128.24%    152.38%   120.32%   126.81%    141.46%   128.24%
                            =================================================   =================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P.

        See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Financial Highlights (concluded)

                                                                                          Class R

                                                                                                                 For the Period
                                                                                                               January 3, 2003++
The following per share data and ratios have been derived               For the Year Ended April 30,              to April 30,
from information provided in the financial statements.        2007           2006           2005          2004        2003
Per Share Operating Performance

Net asset value, beginning of period                       $     5.04     $     4.66     $     5.02     $     4.09     $     4.04
                                                           ----------     ----------     ----------     ----------     ----------
Investment loss--net*                                           (.05)          (.06)          (.06)          (.02)          (.01)
Realized and unrealized gain--net                                 .42            .90            .07            .95            .06
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  .37            .84            .01            .93            .05
                                                           ----------     ----------     ----------     ----------     ----------
Less distributions from realized gain--net                      (.84)          (.46)          (.37)             --             --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                             $     4.57     $     5.04     $     4.66     $     5.02     $     4.09
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return

Based on net asset value per share                              9.98%     18.25%++++           .54%         22.74%     1.24%+++++
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

Expenses                                                        1.88%          1.80%          1.83%          1.73%       1.84%+++
                                                           ==========     ==========     ==========     ==========     ==========
Investment loss--net                                          (1.20%)        (1.20%)        (1.37%)        (1.15%)      (.36%)+++
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets, end of period (in thousands)                   $    6,145     $    4,885     $    1,853     $      473           --**
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover                                            152.38%        120.32%        126.81%        141.46%        128.24%
                                                           ==========     ==========     ==========     ==========     ==========

      * Based on average shares outstanding.

     ** Amount is less than $1,000.

     ++ Commencement of operations.

   ++++ In 2006, there was no impact to the Fund's total investment return as a result of a payment by
        Merrill Lynch Investment Managers, L.P.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Healthcare Fund, Inc. was renamed BlackRock Healthcare Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of business on the NYSE. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued "Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $5,005,799 has been reclassified between undistributed net realized capital gains on investments and accumulated net investment loss as a result of permanent differences attributable to net operating losses, foreign currency transactions, and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment
Advisory Agreement with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund also has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.0% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and the MLPF&S for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended April 30, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions, and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                     FAMD         MLPF&S            BDI

Investor A                      $   2,517     $   31,105        $   281


For the year ended April 30, 2007, MLPF&S received contingent deferred sales charges of $79,166 and $36,002 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $12,030 relating to transactions subject to front-end sales charge waivers in Investor A Shares.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Notes to Financial Statements (continued)


The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to April 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                            Call Center
                                                                   Fees

Institutional                                                    $5,747
Investor A                                                       $2,682
Investor B                                                       $1,719
Investor C                                                       $1,463
Class R                                                          $   56


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2007, the Fund lent securities with a value of $38,222,755 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended April 30, 2007, BIM received $99,953 in securities lending agent fees.

In addition, MLPF&S received $441,695 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2007.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended April 30, 2007, the Fund reimbursed MLIM and the Manager $4,643 and $5,369, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2007, were $685,649,065 and $818,066,653, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(46,379,248) and $3,436,185 for the years ended April 30, 2007 and April 30, 2006, respectively.


Transactions in capital shares for each class were as follows:


Institutional Shares for the Year                                Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                                1,680,191    $    11,164,078
Shares issued to shareholders in
   reinvestment of distributions           2,574,159         15,775,291
                                     ---------------    ---------------
Total issued                               4,254,350         26,939,369
Shares redeemed                          (5,218,571)       (34,370,859)
                                     ---------------    ---------------
Net decrease                               (964,221)    $   (7,431,490)
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                1,980,252    $    14,623,037
Shares issued to shareholders in
   reinvestment of distributions           1,238,017          8,995,171
                                     ---------------    ---------------
Total issued                               3,218,269         23,618,208
Shares redeemed                          (3,840,068)       (28,130,597)
                                     ---------------    ---------------
Net decrease                               (621,799)    $   (4,512,389)
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                                4,675,332    $   28,163,644*
Automatic conversion of shares               853,818          5,264,609
Shares issued to shareholders in
   reinvestment of distributions           3,406,307         18,923,333
                                     ---------------    ---------------
Total issued                               8,935,457         52,351,586
Shares redeemed                          (9,662,117)       (57,886,509)
                                     ---------------    ---------------
Net decrease                               (726,660)    $   (5,534,923)
                                     ===============    ===============

 * In September 2006, certain brokerages, including a wholly owned subsidiary of Merrill Lynch, entered into a remediation agreement with a regulatory organization, which among other things, permitted certain shareholders of Investor B Shares to convert their shares into the Fund's Investor A Shares. As a result, a wholly owned subsidiary of Merrill Lynch supplemented the Investor A Share purchase by approximately $61,000.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Notes to Financial Statements (continued)


Investor A Shares for the Year                                   Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                5,209,230    $    35,351,422
Automatic conversion of shares             1,865,830         12,619,876
Shares issued to shareholders in
   reinvestment of distributions           1,482,227          9,897,213
                                     ---------------    ---------------
Total issued                               8,557,287         57,868,511
Shares redeemed                          (6,376,078)       (43,135,276)
                                     ---------------    ---------------
Net increase                               2,181,209    $    14,733,235
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                                1,243,186    $     5,325,187
Shares issued to shareholders in
   reinvestment of distributions           3,689,599         14,366,476
                                     ---------------    ---------------
Total issued                               4,932,785         19,691,663
                                     ---------------    ---------------
Shares redeemed                          (9,848,626)       (41,271,045)
Automatic conversion of shares           (1,181,421)        (5,264,609)
                                     ---------------    ---------------
Total redeemed                          (11,030,047)       (46,535,654)
                                     ---------------    ---------------
Net decrease                             (6,097,262)    $  (26,843,991)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                2,540,095    $    12,808,840
Shares issued to shareholders in
   reinvestment of distributions           1,823,121          9,031,488
                                     ---------------    ---------------
Total issued                               4,363,216         21,840,328
                                     ---------------    ---------------
Shares redeemed                          (6,145,786)       (30,792,636)
Automatic conversion of shares           (2,504,306)       (12,619,876)
                                     ---------------    ---------------
Total redeemed                           (8,650,092)       (43,412,512)
                                     ---------------    ---------------
Net decrease                             (4,286,876)    $  (21,572,184)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                                2,129,339    $     9,034,668
Shares issued to shareholders in
   reinvestment of distributions           3,078,519         11,960,130
                                     ---------------    ---------------
Total issued                               5,207,858         20,994,798
Shares redeemed                          (6,907,028)       (29,145,267)
                                     ---------------    ---------------
Net decrease                             (1,699,170)    $   (8,150,469)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                4,355,082    $    22,039,665
Shares issued to shareholders in
   reinvestment of distributions           1,208,718          5,982,447
                                     ---------------    ---------------
Total issued                               5,563,800         28,022,112
Shares redeemed                          (3,227,561)       (16,165,790)
                                     ---------------    ---------------
Net increase                               2,336,239    $    11,856,322
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended April 30, 2007                          Shares             Amount

Shares sold                                  870,793    $     3,790,289
Shares issued to shareholders in
   reinvestment of distributions             210,784            840,798
                                     ---------------    ---------------
Total issued                               1,081,577          4,631,087
Shares redeemed                            (707,165)        (3,049,462)
                                     ---------------    ---------------
Net increase                                 374,412    $     1,581,625
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended April 30, 2006                          Shares             Amount

Shares sold                                  813,812    $     4,173,316
Shares issued to shareholders in
   reinvestment of distributions              56,656            286,716
                                     ---------------    ---------------
Total issued                                 870,468          4,460,032
Shares redeemed                            (298,389)        (1,528,831)
                                     ---------------    ---------------
Net increase                                 572,079    $     2,931,201
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended April 30, 2007.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended April 30, 2007 and April 30, 2006 was as follows:


                                           4/30/2007          4/30/2006

Distributions paid from:
   Ordinary income                   $     2,650,052     $    6,200,040
   Net long-term capital gains            67,499,318         32,781,093
                                     ---------------    ---------------
Total taxable distributions          $    70,149,370    $    38,981,133
                                     ===============    ===============



As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     3,104,031
Undistributed long-term capital gains--net                   35,536,559
                                                        ---------------
Total undistributed earnings--net                            38,640,590
Capital loss carryforward                                            --
Unrealized gains--net                                       94,982,541*
                                                        ---------------
Total accumulated earnings--net                         $   133,623,131
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Healthcare Fund, Inc. (formerly Merrill Lynch Healthcare Fund, Inc.) as of April 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Healthcare Fund, Inc. as of April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
June 19, 2007



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by BlackRock Healthcare Fund, Inc. to shareholders of record on July 13, 2006:

Qualified Dividend Income for Individuals                            64.34%*
Dividends Qualifying for the Dividends Received Deduction
   for Corporations                                                  24.92%*
Short-Term Capital Gain Dividends for Non-U.S. Residents             100.0%**

  * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

 ** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


Additionally, the Fund distributed long-term capital gains of $.740402 per share to shareholders of record on July 13, 2006 and $.062618 per share to shareholders of record on December 13, 2006.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director

Robert C. Doll, Jr.*  Fund           2005 to    Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011         President      present    Global Chief Investment Officer for Equities,    168 Portfolios
Princeton,            and                       Chairman of the BlackRock Retail Operating
NJ 08543-9011         Director                  Committee, and member of the BlackRock
Age: 52                                         Executive Committee since 2006; President of
                                                the funds advised by Merrill Lynch Investment
                                                Managers, L.P. ("MLIM") and its affiliates
                                                ("MLIM/FAM-advised funds") from 2005 to
                                                2006 and Chief Investment Officer thereof from
                                                2001 to 2006; President of MLIM and Fund
                                                Asset Management, L.P. ("FAM") from 2001 to
                                                2006; Co-Head (Americas Region) thereof from
                                                2000 to 2001 and Senior Vice President from
                                                1999 to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief
                                                Investment Officer of OppenheimerFunds, Inc. in
                                                1999 and Executive Vice President thereof from
                                                1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC, and its affiliates, act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                         Position(s) Length of                                                   Fund Complex   Directorships
                         Held with   Time                                                        Overseen by    Held by
Name, Address & Age      Fund        Served     Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*

Ronald W. Forbes**       Director    2000 to    Professor Emeritus of Finance, School of         47 Funds       None
P.O. Box 9095                        present    Business, State University of New York at        49 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 66                                         Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery++  Director    2000 to    Professor, Harvard Business School since 1989;   47 Funds       Newell
P.O. Box 9095                        present    Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                      School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                   from 1985 to 1989; Associate Professor,
Age: 54                                         Graduate School of Business Administration,
                                                University of Michigan from 1979 to 1985;
                                                Director, Harvard Business School Publishing
                                                since 2005; Director, McLean Hospital since 2005.


Jean Margo Reid          Director    2004 to    Self-employed consultant since 2001; Counsel     47 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment       49 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                   Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                         (investment adviser/broker-dealer) from 1997 to
                                                2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                from 1994 to 2000; Director and Secretary of
                                                SCB, Inc. since 1998; Director and Secretary of
                                                SCB Partners, Inc. since 2000; and Director of
                                                Covenant House from 2001 to 2004.


Roscoe S. Suddarth       Director    2000 to    President, Middle East Institute, from 1995 to   47 Funds       None
P.O. Box 9095                        present    2001; Foreign Service Officer, United States     49 Portfolios
Princeton,                                      Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                   Minister from 1989 to 1995; Deputy Inspector
Age: 71                                         General, U.S. Department of State, from 1991 to
                                                1994; U.S. Ambassador to the Hashemite Kingdom
                                                of Jordan from 1987 to 1990.


Richard R. West          Director    1983 to    Professor of Finance from 1984 to 1995,          47 Funds       Bowne & Co.,
P.O. Box 9095                        present    Dean from 1984 to 1993 and since 1995            49 Portfolios  Inc. (financial
Princeton,                                      Dean Emeritus of New York University's                          printers);
NJ 08543-9095                                   Leonard N. Stern School of Business                             Vornado Realty
Age: 69                                         Administration.                                                 Trust (real
                                                                                                                estate company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.

++ Chair of the Nominating Committee.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007


Officers and Directors (concluded)

                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and            and        ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer      1999 to    Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                              present    to 1997.


Jordan C. Schreiber   Vice           1983 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM
P.O. Box 9011         President      present    from 2000 to 2006; Director of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 77


Karen Clark           Fund Chief     2007 to    Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present    BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton,            Officer                   2007; Principal and Senior Compliance Officer, State Street Global Advisors,
NJ 08543-9011                                   from 2001 to 2005; Prinicpal Consultant, PricewaterhouseCoopers, LLP from 1998
Age: 42                                         to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                from 1993 to 1998.


Alice A. Pellegrino   Secretary      2004 to    Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present    2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                      MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                   Princeton Services from 2004 to 2006.
Age: 47


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245



Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Healthcare Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can signup for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to deter-mine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK HEALTHCARE FUND, INC.                                  APRIL 30, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ended April 30, 2007 - $36,500
                                    Fiscal Year Ended April 30, 2006 - $36,500

           (b) Audit-Related Fees - Fiscal Year Ended April 30, 2007 - $0
                                    Fiscal Year Ended April 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended April 30, 2007 - $6,100
                                    Fiscal Year Ended April 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended April 30, 2007 - $0
                                    Fiscal Year Ended April 30, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended April 30, 2007 - $2,711,583
               Fiscal Year Ended April 30, 2006 - $3,439,633

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Healthcare Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Healthcare Fund, Inc.


Date: June 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Healthcare Fund, Inc.


Date: June 19, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Healthcare Fund, Inc.


Date: June 19, 2007